UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2004

                          FOUNDATION REALTY FUND, LTD.
               (Exact Name of Registrant as Specified in Charter)

              Florida                    000-17717               59-2802896
(State of Other Jurisdiction      (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)

1100 Abernathy Road, NE, Suite 700, Atlanta, Georgia                30328
    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:            (770) 551-0007

Former name of address, if changed since last report:                N/A

ITEM 2.  DISPOSITION OF ASSETS.
         ----------------------

     On July 2, 2001, the limited partners of Foundation Realty Fund Ltd. approved the Partnership's Plan of Liquidation and Dissolution that authorizes the Managing General Partner of the Partnership to sell all of the assets of the Partnership and effectuate the orderly liquidation and winding-up of the business of the Partnership.

     On November 27, 2002, the Managing General Partner of the Partnership sold for cash one of the two significant assets which the Partnership owned. The Oakwood Village Apartments were sold for $11,150,000 to Oakwood Village Apartments, LLC. On March 1, 2004, the Managing General Partner of the Partnership sold the remaining property. The Springfield Apartments were sold for $12,400,000 to Springfield Apt. Properties, LLC. The purchasers of both assets are not related to the registrant or any of its affiliates nor any officer or director of the registrant nor any associate or any such director or officer.

     A portion of the proceeds from the sale of the Springfield Apartments will be used to retire the mortgage obligation on the property. In addition, a portion of the sale proceeds will be remitted to the North Carolina Department of Revenue on behalf of non-North Carolina taxable residents. The remaining proceeds from the sale of Springfield will be distributed to limited and general partners. This tax withholding will result in North Carolina residents receiving a slightly higher sale distribution check. The North Carolina residents will then have to pay the appropriate North Carolina state income tax on their distribution. A tax withholding will not be performed on those non-North Carolina resident investors who hold their investment in a retirement account.

     The Partnership's Managing General Partner will liquidate the Partnership after distributing all remaining Partnership proceeds and winding-up the business of the Partnership which is expected to occur by December 31, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized which is expected to occur by December 31, 2004.

                                 FOUNDATION REALTY FUND LTD.
                                 By: RJ Properties, Inc., a Florida Corporation
                                     Managing General Partner




Date:  March 3, 2004             By:  /s/ J. Robert Love
                                      ------------------
                                          J. Robert Love
                                          President

                    UNAUDITED PROFORMA FINANCIAL INFORMATION

     The following proforma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of the Partnership that would have occurred if the indicated transaction had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Managing General Partner, all material adjustments necessary to reflect the effect of the sale of the Springfield Apartments have been made.

     The following proforma balance sheet of the Partnership as of December 31, 2003 has been prepared as if there was a sale of the Springfield Apartments project for $12,400,000 and the related debt payoff of $9,802,243.

     The following proforma statements of operations of the Partnership for the year ended December 31, 2003 have been prepared as if the sale of the Springfield Apartments had occurred as of January 1, 2003.

     Such proforma financial information is based in part upon the financial statements of the Partnership for the year ended December 31, 2003.


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
                          FOUNDATION REALTY FUND, LTD.
                   PROFORMA BALANCE SHEET AT DECEMBER 31, 2003
                   AS IF PROPERTY WAS SOLD ON JANUARY 1, 2003

                                       -----------------------------------------------------
                                                                PROFORMA         PROFORMA
                                          HISTORICAL           ADJUSTMENTS        BALANCE
                                       -----------------------------------------------------
ASSETS

Apartment Properties at Cost            $ 13,277,546    (A)   $(13,277,546)    $       --
Accumulated Depreciation                  (5,503,418)   (A)      5,503,418             --
                                        -------------         -------------    -------------
                                           7,774,128            (7,774,128)            --


Cash and Equivalent                          653,389  (A,B,E)    2,487,282       3,140,671
Restricted Cash                               88,934    (B)        (88,934)             --
Prepaid Expenses                              15,214    (B)        (15,214)             --
Deferred Loan Costs                           16,490    (D)        (16,490)             --
                                        -------------         -------------    -------------

TOTAL ASSETS                            $  8,548,155          $ (5,407,484)    $  3,140,671
                                        =============         =============    =============

LIABILITIES

Notes Payable                           $  9,802,243    (B)   $ (9,802,243)    $       --
Accounts Payable                              50,244    (B)        (50,244)            --
Interest Expense Payable                      57,036    (B)        (57,036)            --
Security Deposits                             31,952    (B)        (31,952)            --
Unearned Rents                                27,885    (B)        (27,885)            --
                                        -------------         -------------    ------------

TOTAL LIABILITIES                          9,969,360            (9,969,360)            --
                                        -------------         -------------    ------------

PARTNERS' CAPITAL (DEFICIT)

   Limited Partners                       (1,412,347)            4,552,018       3,139,671
   General Partners                           (8,858)   (E)          9,858           1,000
                                        -------------         -------------    ------------

TOTAL PARTNERS' CAPITAL (DEFICIT)         (1,421,205)            4,561,876       3,140,671
                                        -------------         -------------    ------------


TOTAL LIABILITIES & CAPITAL (DEFICIT)   $  8,548,155          $ (5,407,484)    $  3,140,671
                                        =============         =============    ============

                          FOUNDATION REALTY FUND, LTD.
                        PROFORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                   AS IF PROPERTY WAS SOLD ON JANUARY 1, 2003

                                                                                       PROFORMA
                                                                                       BALANCE
                                               HISTORICAL          ADJUSTMENTS     DECEMBER 31,2003
                                               ----------          -----------     ----------------
Property Operations:
Rental Income                                 $ 2,016,598 (C)     $(2,016,598)      $      --
Other Income                                       74,062 (C)         (74,062)             --
                                              -----------         -----------       -----------
Total Income                                    2,090,660          (2,090,660)             --


Expenses:

Depreciation and Amortization                     346,422 (C)        (346,422)             --
Payroll                                           312,284 (C)        (312,284)             --
Real Estate Taxes                                 165,426 (C)        (165,426)             --
Utilities                                         114,006 (C)        (114,006)             --
Repair and Maintenance                            292,073 (C)        (292,073)             --
Management Fee-General Partner                    105,348 (C)        (105,348)             --
Landscaping                                        38,574 (C)         (38,574)             --
Other                                             124,147 (C)        (124,147)             --
G&A - Affiliate                                     1,200 (C)          (1,200)             --
Other G&A                                          13,960 (C)         (13,960)             --
                                              -----------         -----------       -----------
Total Expense:                                  1,513,440          (1,513,440)             --
                                              -----------         -----------       -----------
Income from Property Operations                   577,220            (577,220)             --

Interest Income                                     2,367 (C)          (2,367)             --

Interest Expense                                 (756,739)(C)         756,739              --
                                              -----------         -----------       -----------

Net Income (Loss) from continuing operations     (177,152)            177,152              --
Loss from discontinued operations                     -0- (D)         (16,490)          (16,490)
Gain on Sale                                          -0- (A)       4,544,034         4,544,034
                                              -----------         -----------       -----------
Net Income (Loss)                             $  (177,152)        $ 4,704,696       $ 4,527,544
                                              ===========         ===========       ===========

Allocation of Net Income (Loss)
   Limited Partners                           $  (168,294)        $ 4,685,980       $ 4,517,686
   General Partners                                (8,858)(E)          18,716             9,858
                                              -----------         -----------       -----------

                                              $  (177,152)        $ 4,704,696       $ 4,527,544
                                              ===========         ===========       ===========

Net Income (Loss) from continuing
operations per Limited Partnership Unit       $    (17.89)        $     17.89       $       --
Net Income (Loss) per
Limited Partnership Unit                      $    (17.89)        $    498.13       $    480.24

Number of Limited Partnership Units                 9,407               9,407             9,407

                          FOUNDATION REALTY FUND, LTD.
                               PROFORMA FOOTNOTES

Adjustments:

(A) To record the sale of the Springfield Apartments for $12,400,000. The proforma financial statements contemplate that the loan prepayment penalty is paid by the purchaser. The loan is paid off at the property closing and closing costs are $81,838.

(B) To record the repayment of the debt and retirement of the liabilities due to the sale of the property.

(C) To eliminate the rental income and expenses for the property being sold for the respective period.

(D)      Amortize the remaining deferred loan cost due to sale.


OTHER ITEMS:

(E)      The General Partners will waive their priority distribution.


The unaudited proforma financial information presents the operating statements as they would have appeared if the property was sold and the proceeds outlined in the notes to these proforma financial statements on January 1, 2003. The unaudited proforma financial information also presents the balance sheet as if the property was sold and the proceeds applied, as previously discussed, on the same date.




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